     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 26, 1998


                                                             FILE NO. 2-87913
                                                             FILE NO. 811-3904
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                                 -------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                          Pre-Effective Amendment No.                        / /


                        Post-Effective Amendment No. 15                      /X/

                                      and
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/

                                Amendment No. 15                             /X/

                                 -------------

                      THE VALUE LINE TAX EXEMPT FUND, INC.

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                    220 East 42nd Street
                     New York, New York         10017-5891
               (ADDRESS OF PRINCIPAL EXECUTIVE
                          OFFICES)              (ZIP CODE)

       Registrant's Telephone Number, including Area Code: (212) 907-1500

                               David T. Henigson
                                Value Line, Inc.
                              220 East 42nd Street
                         New York, New York 10017-5891
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                              Peter D. Lowenstein
                         Two Greenwich Plaza, Suite 100
                              Greenwich, CT 06830


        It is proposed that this filing will become effective (check appropriate box)



        / / immediately upon filing pursuant to paragraph (b)


        / / 60 days after filing pursuant to paragraph (a)(1)


        / / 75 days after filing pursuant to paragraph (a)(2)


        /X/ on July 1, 1998 pursuant to paragraph (b)


        / / on (date) pursuant to paragraph (a)(1)


        / / on (date) pursuant to paragraph (a)(2) of rule 485



If appropriate, check the following box:



        / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                                 --------------


       Title of Securities Being Registered: Common Stock, $.01 par value


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      THE VALUE LINE TAX EXEMPT FUND, INC.
                                   FORM N-1A
                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


N-1A ITEM NO.                                                                            LOCATION
----------------                                                          ---------------------------------------
PART A (PROSPECTUS)
    Item  1.      Cover Page............................................  Cover Page
    Item  2.      Synopsis..............................................  Not Applicable
    Item  3.      Condensed Financial Information.......................  Summary of Fund Expenses; Financial
                                                                            Highlights
    Item  4.      General Description of Registrant.....................  Cover Page; Investment Objective and
                                                                            Policies; Investment Restrictions;
                                                                            Additional Information
    Item  5.      Management of the Fund................................  Summary of Fund Expenses; Management of
                                                                            the Fund; Additional Information
    Item  6.      Capital Stock and Other Securities....................  Dividends and Distributions; Taxes;
                                                                            Additional Information
    Item  7.      Purchase of Securities Being Offered..................  How to Buy Shares; Calculation of Net
                                                                            Asset Value; Investor Services
    Item  8.      Redemption or Repurchase..............................  How to Redeem Shares
    Item  9.      Pending Legal Proceedings.............................  Not Applicable

PART B (STATEMENT OF ADDITIONAL INFORMATION)
    Item 10.      Cover Page............................................  Cover Page
    Item 11.      Table of Contents.....................................  Table of Contents
    Item 12.      General Information and History.......................  Additional Information (Part A)
    Item 13.      Investment Objectives and Policies....................  Investment Objective and Policies;
                                                                            Investment Restrictions
    Item 14.      Management of the Fund................................  Directors and Officers
    Item 15.      Control Persons and Principal Holders of Securities...  Management of the Fund (Part A);
                                                                            Directors and Officers
    Item 16.      Investment Advisory and Other Services................  Management of the Fund (Part A); The
                                                                            Adviser
    Item 17.      Brokerage Allocation..................................  Management of the Fund (Part A);
                                                                            Portfolio Transactions
    Item 18.      Capital Stock and Other Securities....................  Additional Information (Part A)
    Item 19.      Purchase, Redemption and Pricing of Securities Being
                    Offered.............................................  How to Buy Shares; Calculation of Net
                                                                            Asset Value (Part A); Suspension of
                                                                            Redemptions
    Item 20.      Tax Status............................................  Taxes
    Item 21.      Underwriters..........................................  Not Applicable
    Item 22.      Calculation of Performance Data.......................  Performance Information (Part A);
                                                                            Performance Data
    Item 23.      Financial Statements..................................  Financial Statements


PART C
    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

THE
VALUE LINE                            PROSPECTUS
TAX EXEMPT FUND, INC.                July 1, 1998



220 East 42nd Street, New York, New York 10017-5891
1-800-223-0818 or 1-800-243-2729
www.valueline.com


              The Value Line Tax Exempt Fund, Inc. (the "Fund") is a no-load, diversified, open-end management investment company whose primary investment objective is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective of the High-Yield Portfolio.

              The Fund presently offers investors a choice of two portfolios: The Money Market Portfolio and The
              High-Yield Portfolio (collectively, the
              "Portfolios").

              THE MONEY MARKET PORTFOLIO invests primarily in investment grade municipal notes and presently expects to maintain an average maturity of 90 days or less.

              AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND IS SUBJECT TO THE RISK OF POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE OFFERED AT NET ASSET VALUE. IT IS THE POLICY OF THE FUND TO ATTEMPT TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE WITH RESPECT TO ITS MONEY MARKET PORTFOLIO, BUT ATTAINMENT OF SUCH IS NOT ASSURED. THERE ARE NO SALES CHARGES OR REDEMPTION FEES.

              THE HIGH-YIELD PORTFOLIO invests primarily in investment grade municipal bonds and presently expects to maintain an average maturity of between 10 and 40 years.

              The Fund's investment adviser is Value Line, Inc.
              (the "Adviser").


    This Prospectus sets forth concise information about the Fund that a prospective investor ought to know before investing. This Prospectus should be retained for future reference. Additional information about the Fund is contained in a Statement of Additional Information, dated July 1, 1998, which may be obtained at no charge by writing or telephoning the Fund at the address or telephone numbers listed above. The Statement, which is incorporated into this Prospectus by reference, has been filed with the Securities and Exchange Commission and is available along with other related materials on the Commission's Internet Web site at http://www.sec.gov.


                                  DISTRIBUTOR
                          Value Line Securities, Inc.
                              220 East 42nd Street
                            New York, NY 10017-5891

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF FUND EXPENSES


SHAREHOLDER TRANSACTION EXPENSES
  Sales Load on Purchases......................................................       None
  Sales Load on Reinvested Dividends...........................................       None
  Deferred Sales Load..........................................................       None
  Redemption Fees..............................................................       None
  Exchange Fee.................................................................       None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

HIGH-YIELD PORTFOLIO
  Management Fees..............................................................       .50%
  12b-1 Fees...................................................................       None
  Other Expenses...............................................................       .13%
  Total Portfolio Operating Expenses...........................................       .63%

MONEY MARKET PORTFOLIO
  Management Fees..............................................................       .50%
  12b-1 Fees...................................................................       None
  Other Expenses...............................................................       .53%
  Total Portfolio Operating Expenses...........................................      1.03%


EXAMPLE

    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


      HIGH-YIELD PORTFOLIO              MONEY MARKET PORTFOLIO
--------------------------------  ----------------------------------
 1                                                             10
YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR   3 YEARS  5 YEARS   YEARS
----  -------  -------  --------  -------  -------  -------  -------

$6    $  20    $  35    $  79     $  11    $  33    $  57    $ 126



    The foregoing is based upon the expenses for the year ended February 28, 1998, and is designed to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. This example should not be considered a representation of past or future expenses; actual expenses in the future may be greater or less than these shown.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


    The following information on selected per share data and ratios, insofar as it pertains to each of the five years in the period ended February 28, 1998, has been audited by Price Waterhouse LLP, independent accountants, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and notes thereto which appear in the Fund's Annual Report to Shareholders available from the Fund without charge.



                                                           HIGH-YIELD PORTFOLIO
                          ---------------------------------------------------------------------------------------
                                                                YEAR ENDED
                                                           LAST DAY OF FEBRUARY
                          ---------------------------------------------------------------------------------------
                           1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value,
  beginning of
  year..............      $10.78   $10.82   $10.40   $10.97   $11.29   $10.59   $10.20   $10.23   $10.24   $10.31
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

  INCOME FROM
   INVESTMENT
   OPERATIONS
    Net investment
     income.........      .543     .547     .552     .568     .598     .635     .676     .756     .792     .794
    Net gains or
     losses on
     securities
     (both realized
     and
     unrealized)....      .354     (.040)   .420     (.528)   (.112)   .698     .388     (.030)   (.010)   (.070)
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
        Total from
         investment
       operations...      .897     .507     .972     .040     .486     1.333    1.064    .726     .782     .724
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

  LESS DISTRIBUTIONS
    Dividends (from
     net investment
     income)........      (.541)   (.547)   (.552)   (.568)   (.602)   (.633)   (.674)   (.756)   (.792)   (.794)
    Distributions
     (from capital
     gains).........      (.096)    --       --      (.042)   (.204)    --       --       --       --       --
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
        Total
    distributions...      (.637)   (.547)   (.552)   (.610)   (.806)   (.633)   (.674)   (.756)   (.792)   (.794)
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end
  of year...........      $11.04   $10.78   $10.82   $10.40   $10.97   $11.29   $10.59   $10.20   $10.23   $10.24
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total return........      8.56%    4.86%    9.55%     .64%    4.37%    13.03%   10.75%   7.41%    7.87%    7.32%
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                          ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of
  year (in
  thousands)........      $188,109 $193,641 $222,760 $241,467 $273,888 $301,514 $299,781 $278,176 $271,693 $265,800
Ratio of expenses to
  average net
  assets............       .63%(1)  .60%(1)  .62%     .61%     .58%     .60%     .58%     .60%     .62%     .63%
Ratio of net
  investment income
  to average net
  assets............      4.98%    5.13%    5.22%    5.54%    5.30%    5.89%    6.50%    7.47%    7.70%    7.77%
Portfolio turnover
  rate..............       119%      73%      95%      60%      55%     101%     122%     122%      63%      73%


----------
(1) Before offset for custody credits.

                                                                  MONEY-MARKET PORTFOLIO
                      --------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED
                                                                   LAST DAY OF FEBRUARY
                      --------------------------------------------------------------------------------------------------------------
                         1998         1997       1996       1995       1994       1993       1992       1991       1990       1989
                      -----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value,
  beginning of
  year..............  $  1.00       $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                      -----------   --------   --------   --------   --------   --------   --------   --------   --------   --------

  INCOME FROM
   INVESTMENT
   OPERATIONS
    Net investment
     income.........     .026          .025       .029       .022       .016       .023       .037       .053       .058       .049
                      -----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
        Total from
         investment
        operations..     .026          .025       .029       .022       .016       .023       .037       .053       .058       .049
                      -----------   --------   --------   --------   --------   --------   --------   --------   --------   --------

  LESS DISTRIBUTIONS
    Dividends (from
     net investment
     income)........    (.026)        (.025)     (.029)     (.022)     (.016)     (.023)     (.037)     (.053)     (.058)     (.049)
                      -----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
        Total
    distributions...    (.026)        (.025)     (.029)     (.022)     (.016)     (.023)     (.037)     (.053)     (.058)     (.049)
                      -----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end
  of year...........  $  1.00       $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
                      -----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                      -----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Total return........     2.65%         2.56%      2.92%      2.22%      1.58%      2.34%      3.79%      5.28%      5.83%      4.89%
                      -----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                      -----------   --------   --------   --------   --------   --------   --------   --------   --------   --------
RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of
  year (in
  thousands)........  $16,758       $19,668    $21,777    $25,681    $31,707    $36,309    $58,090    $60,371    $51,362    $48,439
Ratio of expenses to
  average net
  assets............     1.03%(1)      1.00%(1)    1.01%      .89%       .86%       .80%       .74%       .76%       .81%       .87%
Ratio of net
  investment income
  to average net
  assets............     2.63%         2.54%      2.89%      2.17%      1.56%      2.38%      3.74%      5.13%      5.68%      4.75%


----------
(1) Before offset for custody credits.

INVESTMENT OBJECTIVE AND POLICIES

    The Fund's primary investment objective is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund seeks to achieve its objective by offering two separate and distinct portfolios. Each portfolio will invest substantially all of its assets in investment-grade municipal securities, the interest on which is deemed exempt from federal income tax. Under normal conditions, the Fund's assets will be invested so that at least 80% of the annual income of the Fund will be exempt from federal income taxes. This is a fundamental policy of the Fund which will not be changed without shareholders' approval. The Fund reserves the right to create additional portfolios although there are no present plans to do so. No assurance can be made that the objectives of any portfolio will be attained. The investment objective and policies of the Fund, other than the fundamental policy described above or those enumerated under "Investment Restrictions" in the Statement of Additional Information, may be changed by the Board of Directors of the Fund without shareholder approval.

    The basic difference between the two portfolios will be the length of time until the maturities of their holdings as set forth below:


    MONEY MARKET PORTFOLIO: Expected weighted average maturity is 90 days or less. Generally, maturities will be no more than 397 days at time of purchase. The Fund will attempt to maintain the net asset value at $1.00 per share but attainment of such is not assured. Investments will consist of short-term municipal or United States Government obligations and notes and will be limited to those obligations which are backed by the full faith and credit of the United States or are rated Aa-3 or better, MIG-2 or better or Prime-1 by Moody's Investors Service, Inc. ("Moody's") and AA or better, A-1 or better or SP-2 or better by Standard & Poor's Ratings Services ("S&P"). If the municipal obligations are not rated, then the issuer's long-term bond rating must be at least Aa-3 as determined by Moody's or AA as determined by S&P. In the case of industrial revenue bonds, the corporation responsible for the debt must carry a Value Line Financial Strength rating of A+ or better (the second highest of nine rating groups).

    The Fund will limit its portfolio investments to U.S. dollar denominated instruments that its Board of Directors determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition. The term Eligible Securities includes securities rated by the Requisite NRSROs in one of the two highest short-term rating categories, securities of issuers that have received such rating with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time the Fund purchases the security.

    HIGH-YIELD PORTFOLIO: Expected weighted average maturity is between 10 and 40 years. Typically, the municipal bonds in the High-Yield Portfolio will be rated at the time of purchase within the four highest grades assigned by Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and BBB) or will be obligations of issuers of equivalent creditworthiness, in the opinion of the Adviser. Those bonds rated "BBB" or "Baa" may have more speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. These bonds include both secured and unsecured debt obligations and, as a group, possess a fairly high degree of dependability of interest payments although certain of these bonds may have speculative characteristics. Portfolio securities may be sold without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Adviser desires to preserve gains or limit losses due to changing economic conditions. Capital appreciation is a secondary objective of the High-Yield Portfolio. Portfolio turnover for the High-Yield Portfolio in recent periods is shown under "Financial Highlights", above. High portfolio turnover may result in correspondingly greater transaction costs.

    The two Portfolios may also invest in variable rate demand instruments and industrial development bonds and other securities, which pay interest from revenues of projects with similar characteristics. The Portfolios may also contain commercial paper (considered Eligible Securities as defined above), U.S. government securities, repurchase agreements or other taxable short-term money market instruments when the Adviser deems such action appropriate. For a description of municipal securities and their ratings, see the Statement of Additional Information.

    Yields of municipal securities depend upon a number of factors, including the financial condition of the issuer, economic and money and capital market conditions, the volume of municipal securities available, conditions within the municipal securities market, proposed and actual changes in tax laws, regulations and rules, and the maturity, rating, and size of individual offerings. Market values of municipal securities will vary inversely in relation to their yields. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to maturity of the obligations.

    VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments permit the Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. The Fund intends to exercise the demand only (1) upon a default under the terms of the municipal obligation, (2) as needed to provide liquidity to the Fund, or (3) to maintain a high quality investment portfolio. The issuer of a variable rate demand instrument may have a corresponding right to prepay at its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand instruments that the Fund may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments.


    WHEN-ISSUED SECURITIES. Municipal securities may be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when the Fund buys or sells securities with payment and delivery taking place in the future, to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. When the Fund engages in when-issued and delayed-delivery transactions, certain risks are involved. The Fund relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund failing to obtain a price considered to be advantageous. The securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Fund commits to purchase municipal securities on a delayed-delivery basis or a when-issued basis, it will record the transaction and reflect the value of the municipal securities in determining the net asset value of the appropriate portfolio. A separate account for the Fund consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market. If the market value of the deposited securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.


    STANDBY COMMITMENTS. When municipal securities are purchased for the Money Market Portfolio, the Fund may obtain a "standby commitment"--that is, the right to resell the security to the seller at an agreed-upon price on certain dates or within a specific period. The Fund's right to exercise a standby commitment will be unconditional and unqualified. A standby commitment is not transferable by the Fund, and therefore terminates if the Fund sells the security to a third party. The Fund may pay for certain standby commitments either in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment, thereby reducing the yield to maturity otherwise available for the same securities. The Fund will enter into standby commitments only with banks and securities dealers which, in the opinion of the Adviser, present minimal credit risks. The Fund's ability to exercise a standby commitment will depend on the ability of the broker-dealer or bank to pay for the securities if the standby commitment is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase the security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

    LENDING SECURITIES. The Fund may lend limited amounts of its portfolio securities to broker-dealers or institutional investors which the Adviser deems qualified, but only when the borrower agrees to maintain cash collateral with the Fund equal at all times to at least 100% of the value of the loaned securities and accrued interest. The Fund will continue to receive interest on the lent securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned municipal securities received by the borrower and paid over to the Fund will not be exempt from federal income taxes in the hands of the Fund. The Fund will not lend securities if, as a result, the aggregate of such loans in each Portfolio would exceed 10% of the value of that Portfolio's total assets. The Fund may terminate such loans at any time.

INVESTMENT RESTRICTIONS

    The Fund has adopted a number of investment restrictions which may not be changed without shareholder approval. These are set forth under "Investment Restrictions" in the Statement of Additional Information.

MANAGEMENT OF THE FUND


    The management and affairs of the Fund are supervised by the Fund's Board of Directors. The Fund's officers conduct and supervise the daily business operations of the Fund. The Fund's investment decisions are made by an investment committee of employees of the Adviser.



    THE ADVISER. The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc. ("AB&Co."). The Adviser was formed as part of a reorganization of AB&Co., a sole proprietorship formed in 1931 which became a New York corporation in 1946. AB&Co. currently owns approximately 81% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser, owns all of the voting stock of AB&Co. Substantially all of the non-voting stock is owned by or for the benefit of members of the Bernhard family. The Adviser currently acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional accounts with combined assets in excess of $5 billion. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications. The Adviser manages the Fund's investments, provides various administrative services and supervises the Fund's daily business affairs, subject to the authority of the Directors. The Adviser is paid an advisory fee at an annual rate of 1/2 of 1% of the Fund's average daily net assets during the year. For more information about the Fund's management fees and expenses, see the "Summary of Fund Expenses" on page 2.


CALCULATION OF NET ASSET VALUE


    The net asset value per share of each Portfolio for purposes of both purchases and redemptions is determined once daily as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The holidays on which the New York Stock Exchange is closed currently are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is determined by dividing the total value of the investments and other assets of each Portfolio, less any liabilities, by the total outstanding shares of such Portfolio.

    HIGH-YIELD PORTFOLIO. Bonds and other fixed-income securities of the High-Yield Portfolio are valued on the basis of prices provided by an independent pricing service approved by the Board of Directors. Because of the large number of outstanding issues of municipal bonds, the majority of issues do not trade each day; therefore, recent last sale prices are not always available. In valuing such securities, the pricing service generally takes into account institutional-size trading in similar groups of securities and any developments related to specific securities. Securities are valued by the pricing service at the most recent available bid prices provided by investment dealers when such prices are readily available and are representative of the bid side of the market. (The municipal bond market is typically a "dealer" market, meaning that investment dealers buy and sell bonds for their own accounts rather than for customers. As a result, the "spreads" or differences between bid and asked prices for certain municipal bonds may differ substantially among dealers.)


    The methods used by the pricing service and the valuations so established are periodically reviewed by the officers of the Fund under the general supervision of the Board of Directors. There are a number of pricing services available and the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part. Short-term instruments maturing within 60 days of the date of purchase will be valued at amortized cost, unless this does not represent fair value. Other assets and securities for which no quotations are readily available will be valued at their fair value as the Board of Directors or persons acting at their direction may determine.


    MONEY MARKET PORTFOLIO. It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for purposes of sales and redemptions. The instruments held by the Money Market Portfolio are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

    The valuation of securities based upon their amortized cost and the commitment to maintain the Portfolio's per share net asset value of $1.00 is permitted by Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). The rule requires that the Fund maintain a dollar-weighted average portfolio maturity for the Money Market Portfolio of 90 days or less, purchase instruments which have remaining maturities of 397 days or less only (except those which have a maturity in excess of 397 days but which permit the holder to demand payment at any time or at a specified time within 397 days), and invest only in securities determined by the Adviser (or where appropriate by the Board of Directors) to present minimal credit risks and that are, at the time of acquisition, eligible securities. The Directors have established procedures designed to achieve this objective including a review of the portfolio's holdings by the Directors, at such intervals as they may deem appropriate, to determine whether the portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Directors and if such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, making a special capital distribution, redeeming shares in kind, or establishing a net asset value per share by using available market quotations.

HOW TO BUY SHARES


    The minimum initial investment is $1,000 for each portfolio selected; the minimum for subsequent investments is $250. The Fund reserves the right to waive the initial and subsequent investment minimums at any time. Orders for the purchase of shares of the Money Market Portfolio become effective when payment for the order has been received prior to 4:00 p.m., New York time, in the form of federal funds or has been converted to federal funds and accepted by the Fund. The Fund is credited with federal funds on the following business day if the investment is made by federal funds wire. Payments transmitted by other than bank wire may take longer to be converted to federal funds. Investments transmitted by check are normally converted into federal funds on the second business day following receipt. Orders for the purchase of shares of the High-Yield Portfolio become effective upon receipt of the completed and signed purchase application and a check and will be effected at the net asset value next computed after receipt.


    If an order to purchase shares is cancelled due to nonpayment or because the investor's check does not clear, the purchaser will be responsible for any loss incurred by the Fund or Value Line Securities by reason of such cancellation. If the purchaser is a shareholder, Value Line Securities reserves the right to redeem sufficient shares from the shareholder's account to protect the Fund against loss. Third party checks will not be accepted for either initial or subsequent investments.

    The Fund may refuse any order for the purchase of shares. Share certificates will not be issued unless specifically requested in writing.

    MAIL. Send your check payable to "NFDS--Agent" to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 419729, Kansas City, MO 64141-6729. Initial investments should be accompanied by a completed and signed purchase application specifying in which portfolio you are purchasing shares.

    Shareholders may add to their Fund account at any time ($250 minimum for each portfolio selected) by mailing a check payable to NFDS-- Agent to Value Line Funds, c/o National Financial Data Services, Inc., P.O. Box 419729, Kansas City, MO 64141-6729. Subsequent investments should include the "next payment" stub which is a part of the confirmation statement.

     IMPORTANT: Shares of the Fund purchased by check may not be redeemed until the Fund is reasonably assured of the final collection of such check, currently determined to be up to 15 calendar days for personal checks.

    WIRE PURCHASE--$1000 MINIMUM. An investor should call 1-800-243-2729 to obtain an account number. After receiving an account number, instruct your commercial bank to wire transfer "federal funds" via the Federal Reserve System as follows:

    State Street Bank and Trust Company
    Boston, MA. ABA #011000028
    Attn: Mutual Fund Division
    DDA #99049868
    The Value Line Tax Exempt Fund, Inc.
    A/C # _____________________
    Shareholder's name and account information
    Tax ID #_____________________

NOTE: A COMPLETED AND SIGNED APPLICATION MUST BE MAILED IMMEDIATELY AND RECEIVED BY NFDS BEFORE IT CAN HONOR ANY WITHDRAWAL OR EXCHANGE TRANSACTIONS.

    After your account has been opened, you may wire additional investments in the same manner.

    For an initial investment made by federal funds wire purchase, the wire must include a valid social security number or tax identification number. Investors purchasing shares in this manner will have 30 days after purchase to provide the certification and signed account application. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn on only U.S. banks. Until receipt of the above, any distributions from the account will be subject to 31% withholding.

    SUBSEQUENT TELEPHONE PURCHASES (HIGH-YIELD PORTFOLIO ONLY). Upon completion of the telephone purchase authorization section of the account application, shareholders who own shares of the High-Yield Portfolio with a current value of $500 or more may also make additional investments in amounts of $250 or more or up to twice the value of their shares by calling 1-800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. Such orders will be priced at the closing net asset value on the day received and payment will be due within three business days. If payment is not received within the required time or a purchaser's check does not clear, the order is subject to cancellation and the purchaser will be responsible for any loss incurred by the Fund or Value Line Securities.

    BROKER/DEALERS. If you wish, you may purchase or redeem shares through registered broker-dealers other than through Value Line Securities. Broker-dealers who process such orders for their customers may charge a fee for these services. Broker-dealers are responsible for promptly transmitting purchase and redemption orders to the Fund.

DIVIDENDS AND DISTRIBUTIONS

    The Fund declares dividends consisting of substantially all of the net investment income of each Portfolio each business day, payable to shareholders of record of the Portfolio at the close of the previous business day. Shares begin earning income on the day following the effective date of purchase. Income earned by the Fund on weekends, holidays, and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. In the Money Market Portfolio, dividends are automatically reinvested each day in additional shares.

The Money Market Portfolio does not anticipate having any net realized long-term capital gains or losses. Dividends credited to a shareholder's account in the High-Yield Portfolio are distributed monthly. The Fund expects to distribute any net realized capital gains in the High-Yield Portfolio at least annually. Income dividends and capital gains distributions paid by the High-Yield Portfolio are automatically reinvested in additional shares unless specifically requested in cash.

PERFORMANCE INFORMATION

    The Fund may from time to time include information regarding its total return performance or yield in advertisements or in information furnished to existing or prospective shareholders.


    HIGH-YIELD PORTFOLIO: When information regarding total return is furnished, it will be based upon changes in the High-Yield Portfolio's net asset value and will assume the reinvestment of all capital gains distributions and income dividends. It will take into account nonrecurring charges, if any, which the High-Yield Portfolio may incur but will not take into account any income taxes due on High-Yield Portfolio non-tax-exempt distributions or dividends. Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the current yield or total return for a portfolio for any period should not be considered as a representation of what an investment may earn or what an investor's total return or yield may be in any future period.


    When information regarding "yield" is furnished it will refer to the net investment income per share generated by an investment in the High-Yield Portfolio over a thirty-day period. This income will then be annualized by assuming that the amount of income generated by the investment during that thirty-day period is generated each 30 days over one year and assuming that the income is reinvested every six months.

    MONEY MARKET PORTFOLIO: Current annualized yield for the Money Market Portfolio is based upon the seven calendar days ending on the date of calculation (the "base period"). The total net investment income during the base period on a hypothetical pre-existing account having a balance of one share at the beginning of the base period is divided by the value of the account at the beginning of that period. This base period return is multiplied by 365/7 to obtain the current annualized yield. Net investment income will not include either realized capital gains and losses or unrealized appreciation and depreciation, but the average price per share will include any changes in net asset value during the base period. The effective yield for the Money Market Portfolio will reflect the compounding of the current yield. Effective yields are computed by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from this result.

    Net investment income of the Money Market Portfolio, for dividend and yield calculation purposes, consists of interest income accrued, plus or minus amortization of purchase discounts or premiums which may occur upon purchases of securities, minus accrued expenses (including estimates) incurred since the previous calculation.

    The table below illustrates the total return performance of each Portfolio for the periods indicated by showing the value of a hypothetical $1,000 investment made at the beginning of each period. The information contained in the table has been computed by applying each Portfolio's average annual total return to the hypothetical $1,000 investment. The table assumes reinvestment of all capital gains distributions and income dividends, but does not take into account income taxes which may be payable on any taxable Fund distributions or dividends.

                              HIGH-YIELD PORTFOLIO

                                                                             AVERAGE
                                                                              ANNUAL
                                                                              TOTAL
                                                                              RETURN
                                                                           ------------
For the year ended February 28, 1998.............................  $1,086         8.56%
For the 5 years ended February 28, 1998..........................   1,310         5.55%
For the 10 years ended February 28, 1998.........................   2,039         7.38%


                                MONEY MARKET PORTFOLIO
                                                                             AVERAGE
                                                                              ANNUAL
                                                                              TOTAL
                                                                              RETURN
                                                                           ------------
For the year ended February 28, 1998.............................  $1,027         2.65%
For the 5 years ended February 28, 1998..........................   1,125         2.38%
For the 10 years ended February 28, 1998.........................   1,397         3.40%



    Comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. and other industry or financial publications such as KIPLINGER'S PERSONAL FINANCE, MONEY MAGAZINE, FINANCIAL WORLD, MORNINGSTAR, PERSONAL INVESTORS, FORBES, FORTUNE, BUSINESS WEEK, WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, IBC/DONOGHUE'S MONEY FUND REPORT, and BARRON'S. The Fund may compare the performance of either portfolio to that of other mutual funds with similar investment objectives and to other relevant indices. From time to time, articles about the Fund regarding its performance or ranking may appear in national publications. Some of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. Reference to or reprints of such articles may be used in the Fund's promotional literature.


TAXES

    The Fund will advise shareholders annually as to the federal income tax status of dividends and distributions paid by each portfolio during the calendar year.

    FEDERAL INCOME TAX ASPECTS. The Fund will distribute substantially all of its net investment income each year as dividends. The Fund intends to invest in tax-exempt securities so that it will qualify to pay "exempt-interest dividends" (as defined in the Internal Revenue Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from securities will qualify as exempt-interest dividends if, among other things, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of the Fund's total assets consist of securities which are tax-exempt obligations of the states or their political subdivisions.

    Exempt-interest dividends distributed to shareholders are not includable in the shareholder's gross income for federal income tax purposes. The percentage of income that is tax-exempt is applied uniformly to all distributions made during each calendar year and thus is an annual average for the Fund rather than a day-by-day determination for each shareholder. Distributions of net investment income received by the Fund from investments in debt securities other than tax-exempt securities, and any net realized short-term capital gains distributed by the Fund, will be taxable to shareholders as ordinary income and will not be eligible for the dividends-received deduction for corporations. Long-term capital gains distributions, if any, to shareholders are taxable as long-term capital gains without regard to the period of time the shareholder has held the shares in the Fund. Any distributions of non-tax-exempt net investment income and net realized capital gains, whether reinvested in Fund shares or received in cash, will generally be subject to taxation for federal income tax purposes (including the portion subject to the lower 20% capital gain rate for individuals). Additionally, if a shareholder realizes a loss on the sale or redemption of shares held for six months or less, the loss to the extent of exempt-interest dividends received by the shareholder will be disallowed for federal income tax purposes. Furthermore, any such loss may be subject to additional restrictions to the extent the Fund's income is treated as long-term capital gain.


    Interest income derived from specified "private activity" obligations held by the Fund, if any, may be subject to the alternative minimum tax. The Fund will not treat interest income from these securities as tax-exempt for purposes of measuring compliance with the 80% fundamental investment policy described under "INVESTMENT OBJECTIVE AND POLICIES". To the extent that the Fund invests in these securities, shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Funds' distributions derived from these securities. (Consult your tax adviser for information on whether the alternative minimum tax applies to you.) Also, dividends from the Fund may give rise to the alternative minimum tax for some corporate shareholders under the "adjusted current earnings" rules of the Code.

    Interest on indebtedness which is incurred or continued to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year, such as the Fund, is not deductible for federal income tax purposes. Further, the Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Fund or are "related persons" to such users; such persons should consult their tax advisor before investing in the Fund.

    Under the Omnibus Budget Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations acquired after April 30, 1993 attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

    Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes.


    STATE AND LOCAL TAX ASPECTS. Dividends derived from non-tax-exempt net investment income and net realized capital gains will generally be subject to tax at the state and local levels where such taxes are imposed. Moreover, exempt-interest dividends for federal income tax purposes may not be exempt under the laws of a particular state or local taxing authority. It is recommended that you consult your tax advisor for information in this regard. The Fund will notify shareholders annually of the percentage and source, on a state-by-state basis, of interest income earned on tax-exempt securities held by each Portfolio during the preceding year. Shareholders should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

HOW TO REDEEM SHARES

    Shares of the Fund may be redeemed at any time at their current net asset value after National Financial Data Services, Inc. ("NFDS") receives a request in proper form. ALL REQUESTS FOR REDEMPTION SHOULD BE SENT TO NFDS, P.O. BOX 419729, KANSAS CITY, MO 64141-6729. The value of shares of the High-Yield Portfolio on redemption may be more or less than the shareholder's cost, depending upon the market value of the Portfolio's assets at the time. A shareholder holding certificates for shares must surrender the certificate properly endorsed with signature guaranteed. A signature guarantee may be executed by any "eligible" guarantor. Eligible guarantors include domestic banks, savings associations, credit unions, member firms of a national securities exchange, and participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. A guarantee from a notary public is not an acceptable source. The signature on any request for redemption of shares not represented by certificates, or on any stock power in lieu thereof, must be similarly guaranteed. In each case the signature or signatures must correspond to the name in which the account is registered. Additional documentation may be required when shares are registered in the name of a corporation, agent or fiduciary. For further information, you should contact NFDS.


    The Fund does not impose a redemption charge but shares redeemed through brokers or dealers may be subject to a service charge by such firms. A check in payment of redemption proceeds will be mailed within seven days following receipt of all required documents. However, payment may be postponed under unusual circumstances such as when normal trading is not taking place on the New York Stock Exchange. The proceeds of any redemptions will not be sent until the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank.


    If the Board of Directors determines that it is in the best interests of the Fund, the Fund may redeem, upon prior written notice at net asset value, all shareholder accounts which due to redemptions fall below $500 in net asset value. In such event, an investor will have 30 days to increase the shares in his account to the minimum level.

    BY TELEPHONE OR WIRE (MONEY MARKET PORTFOLIO ONLY). You may redeem shares by telephone or wire instructions to NFDS by so indicating on the initial application. Payment will normally be transmitted on the business day following receipt of your instructions to the bank account at a member bank of the Federal Reserve System you have designated on your initial purchase application. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions received by telephone. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Any loss will be borne by the investor. Heavy wire traffic may delay the arrival of a wire until after public hours at your bank. Telephone or wire redemptions must be in amounts of $1,000 or more and your instructions must include your name and account number. The number to call before the close of business on the New York Stock Exchange is 1-800-243-2729. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time by the Fund.

    BY CHECK (MONEY MARKET PORTFOLIO ONLY). You may elect this method of redemption by so indicating on the initial application and you will be provided a supply of checks by NFDS. These checks may be made payable to the order of any person in any amount of $500 or more. When your check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Dividends will be earned by the shareholder on the check proceeds until it clears. Checks will be returned unpaid if there are insufficient shares to meet the withdrawal amount.

    This method of redemption requires that your shares must remain in an open account and that no share certificates are issued and outstanding. You cannot close your account through the issuance of a check because the exact balance at the time your check clears will not be known when you write the check.

    If you use this privilege you will be required to sign a signature card which will subject you to State Street Bank and Trust Company's rules and regulations governing checking accounts. The authorization form which you must sign also contains a provision relieving the bank, NFDS, the Fund, Value Line Securities and the Adviser from liability for loss, if any, which you may sustain arising out of a non-genuine instruction pursuant to this redemption feature. Any additional documentation required to assure a genuine redemption must be maintained on file with NFDS in such a current status as NFDS may deem necessary. A new form properly signed and with the signature guaranteed must be received and accepted by NFDS before authorized redemption instructions already on file with NFDS can be changed.

    An additional supply of checks will be furnished upon request. There presently is no charge to the shareholder for these checks or their clearance. However, the Fund and NFDS reserve the right to make reasonable charges and to terminate or modify any or all of the services in connection with this privilege at any time and without prior notice. NFDS will impose a $5 fee for stopping payment of a check upon your request or if NFDS cannot honor the check due to insufficient funds or for other valid reasons.


    IMPORTANT: Shares purchased by check may not be redeemed until the Fund is reasonably assured of the final collection of the purchase check which may take up to 15 days.


INVESTOR SERVICES

    VALU-MATIC-REGISTERED TRADEMARK-. The Fund offers a free service to its shareholders, Valu-Matic-Registered Trademark-, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The shareholder authorizes the Fund to debit the shareholder's bank account monthly for the purchase of Fund shares on or about the 3rd or 18th of each month. Further information regarding this service can be obtained from Value Line Securities by calling 1-800-223-0818.

    EXCHANGE OF SHARES. The shares of one portfolio may be exchanged for shares of the other portfolio or for the shares of another Value Line fund in any identically registered account without cost. Shares of those other funds with a net asset value of $1,000 or more may likewise be exchanged for shares of either of the Fund's Portfolios without cost. The privilege to exchange Fund shares enables investors to acquire shares in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. Exchange of Fund shares is available to investors who reside in any State in which the fund shares being acquired may legally be sold. Exchanges of shares will generally result in the realization of a capital gain or loss for Federal income tax purposes. The tax consequences may differ when shares have been purchased under a Keogh, IRA, 403(b)(7) or other tax-sheltered retirement plan. A shareholder should consult with his tax adviser with respect to the exchange of Fund shares.

    BY TELEPHONE: A Telephone Exchange Authorization is provided as part of the Application accompanying this Prospectus. You may make telephone exchanges provided that (i) you have elected the telephone exchange option on the original application, (ii) the registration on the two accounts will be identical, and
(iii) the shares to be exchanged are not in certificate form. Neither the Fund, NFDS nor Value Line Securities will be responsible for the authenticity of exchange instructions received by telephone or telegraph that are believed to be genuine. NFDS must receive telephone exchange instructions prior to 4:00 p.m., New York time, if the shares to be purchased are to receive that day's net asset value price. To make an exchange, call 1-800-243-2729. Although it has not been a problem in the past, shareholders should be aware that a telephone exchange may be difficult during periods of major economic or market changes.

    IN WRITING: Exchange requests may also be made in writing and should be sent to NFDS, the Fund's Shareholder Servicing Agent. If certificates have been issued to you for the shares to be exchanged, they should be submitted with your request.

    An exchange involves a redemption of all or a portion of your shares in the Fund and the investment of the redemption proceeds in shares of the other fund which you have selected. The redemption will be made at the net asset value of the shares to be redeemed next determined after your exchange request is received in proper order. The shares of the fund to be acquired will be purchased at the net asset value of those shares next determined after acceptance of the purchase order by that fund. However, in the event shares of one or more of these funds are being exchanged for shares of the Money Market Portfolio or The Value Line Cash Fund, Inc. and the shares (including shares in accounts under the control of one investment adviser) have a value in excess of $500,000, then, at the discretion of the Adviser, the shares to be purchased will be purchased at the closing price on the third business day following the redemption of the shares being exchanged in order to enable the Fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption. In order to prevent abuse of the exchange privilege, the Fund also reserves the right to terminate the exchange privilege of any account making more than eight exchanges a year. (An exchange OUT of The Value Line Cash Fund, Inc. or the Money Market Portfolio is not counted for this purpose.) The exchange privilege may be modified or terminated at any time, and any of the Value Line funds may discontinue offering its shares generally or in any particular state without prior notice. Copies of the prospectuses for the other Value Line funds may be obtained from Value Line Securities by calling 1-800-223-0818.

    SYSTEMATIC CASH WITHDRAWAL PLAN. A shareholder who has invested a minimum of $5,000 in one of the Portfolios, or whose shares have attained that value, may request a transfer of his shares to a Value Line Systematic Cash Withdrawal Account which NFDS will maintain in his name on the Fund's books. Under the Systematic Cash Withdrawal Plan (the "Plan"), the shareholder will request that NFDS, acting as his agent, redeem monthly or quarterly a sufficient number of shares so as to provide for payment to him, or someone he designates, of any specified dollar amount (minimum $25). All certificated shares must be placed on deposit under the Plan and dividends and capital gains distributions, if any, are automatically reinvested at net asset value. The Plan will automatically terminate when all shares in the account have been redeemed. The shareholder may at any time terminate the Plan, change the amount of the regular payment, or request liquidation of the balance of his account on written notice to NFDS. The Fund may terminate the Plan at any time on written notice to the shareholder.

ADDITIONAL INFORMATION

    The Fund is an open-end, diversified management investment company incorporated in Maryland in 1983. The Fund's authorized capital consists of 200,000,000 shares of common stock, $.01 par value, allocated to the Money Market Portfolio and the High-Yield Portfolio by the Board of Directors. Each share is entitled to one vote on all matters submitted to shareholders. Shares of each Portfolio have equal voting rights and no preferences as to conversion, exchange, retirement or any other feature. Fund shares are fully paid and nonassessable, are fully transferable when issued and have no pre-emptive rights. Additional portfolios may be offered in the future but such additional offerings would not affect the interests of current shareholders in the existing Portfolios.


    INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the cover page of this Prospectus. Shareholders inquiries regarding their accounts and account balances should be directed to National Financial Data Services, Inc., servicing agent for State Street Bank and Trust Company, the Fund's transfer agent, 1-800-243-2729. Shareholders should note that they may be required to pay a fee for special requests such as historical transcripts of an account. Our Info-Line provides the latest account information 24 hours a day, every day, and is available to shareholders with push button phones. The Info-Line toll-free number is 1-800-243-2739. The Fund's Annual Report contains a discussion of the Fund's performance, and will be made available upon request and without charge.



    WITHHOLDING. The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to certain shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. The Fund reserves the right to close, by redemption, accounts for which the holder fails to provide a valid social security or taxpayer identification number when required to do so.


    SHAREHOLDER MEETINGS. The Fund does not intend to hold routine annual meetings of shareholders. However, special meetings of shareholders will be held as required by law for purposes such as changing fundamental policies or approving an advisory agreement.


    YEAR 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.



    The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

                         THE VALUE LINE FAMILY OF FUNDS
--------------------------------------------------------------------------------

1950--THE VALUE LINE FUND seeks long-term growth of capital along with modest current income by investing substantially all of its assets in common stocks or securities convertible into common stock.

1952--THE VALUE LINE INCOME FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable growth. Capital growth to increase total return is a secondary objective.

1956--THE VALUE LINE SPECIAL SITUATIONS FUND seeks to obtain long-term growth of capital by investing not less than 80% of its assets in "special situations". No consideration is given to achieving current income.

1972--VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth by investing substantially all of its assets in common stocks. The Fund may borrow up to 50% of its net assets to increase its purchasing power.

1979--THE VALUE LINE CASH FUND, a money market fund, seeks high current income consistent with preservation of capital and liquidity.

1981--VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its net assets will be invested in issues of the U.S. Government and its agencies and instrumentalities.

1983--VALUE LINE CENTURION FUND* seeks long-term growth of capital as its sole objective by investing primarily in stocks ranked 1 or 2 by Value Line for year-ahead relative performance.

1984--THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: a Money Market Portfolio and a High-Yield Portfolio.

1985--VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by The Value Line Convertible Ranking System.

1986--VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income by investing in high-yielding, low-rated, fixed-income corporate securities.

1987--VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with maximum income exempt from New York State, New York City and federal individual income taxes while avoiding undue risk to principal.


1987--VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST invests in stocks, bonds and cash equivalents according to computer trend models developed by Value Line. The objective is to professionally manage the optimal allocation of these investments at all times.


1993--VALUE LINE SMALL-CAP GROWTH FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.


1993--VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.


1995--VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

----------
* ONLY AVAILABLE THROUGH THE PURCHASE OF GUARDIAN INVESTOR, A TAX DEFERRED VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 E. 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223-0818, 24
HOURS A DAY, 7 DAYS A WEEK. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

INVESTMENT ADVISER
Value Line, Inc.
220 East 42nd Street
New York, NY 10017-5891
DISTRIBUTOR
Value Line Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891
SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
c/o NFDS
P.O. Box 419729
Kansas City, MO 64141-6729
CUSTODIAN & TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036
LEGAL COUNSEL
Peter D. Lowenstein, Esq.
Two Greenwich Plaza, Suite 100
Greenwich, CT 06830
                                   ----------
                               TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
Summary of Fund Expenses........................................................    2
Financial Highlights............................................................    3
Investment Objective and Policies...............................................    4
Investment Restrictions.........................................................    7
Management of the Fund..........................................................    7
Calculation of Net Asset Value..................................................    7
How to Buy Shares...............................................................    9
Dividends and Distributions.....................................................   10
Performance Information.........................................................   11
Taxes...........................................................................   12
How to Redeem Shares............................................................   14
Investor Services...............................................................   15
Additional Information..........................................................   17

--------------------------------------------------------------------------------
                                   PROSPECTUS
--------------------------------------------------------------------------------

                                  July 1, 1998

                                 THE VALUE LINE
                                   TAX EXEMPT
                                   FUND, INC.
                                 (800) 223-0818

                                     [LOGO]

                      THE VALUE LINE TAX EXEMPT FUND, INC.

              220 East 42nd Street, New York, New York 10017-5891
                         1-800-223-0818 or 800-243-2729

                               www.valueline.com


--------------------------------------------------------------------------------


                      STATEMENT OF ADDITIONAL INFORMATION
                                  JULY 1, 1998

--------------------------------------------------------------------------------


    This Statement of Additional Information is not a prospectus and must be read in conjunction with the Prospectus of The Value Line Tax Exempt Fund, Inc. (the "Fund") dated July 1, 1998, a copy of which may be obtained without charge by writing or telephoning the Fund.


                                   ----------

                               TABLE OF CONTENTS


                                                    PAGE
                                                    ----
Investment Objective and Policies.................   B-1
Municipal Securities..............................   B-2
Investment Restrictions...........................   B-3
Directors and Officers............................   B-5
The Adviser.......................................   B-7
Portfolio Transactions............................   B-7
How to Buy Shares.................................   B-8
Suspension of Redemptions.........................   B-8
Taxes.............................................   B-9
Performance Data..................................   B-10
Additional Information............................   B-12
Financial Statements..............................   B-12
Security Ratings..................................   B-12


                                   ----------

                       INVESTMENT OBJECTIVE AND POLICIES
    (SEE ALSO "INVESTMENT OBJECTIVE AND POLICIES" IN THE FUND'S PROSPECTUS)

    The Fund is a no-load, diversified, open-end management investment company whose primary investment objective is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund seeks to achieve its objective by offering two separate and distinct portfolios, the Money Market Portfolio and the High-Yield Portfolio (collectively, the "Portfolios"). The High-Yield and The Money Market portfolios will have substantially all of their assets invested in investment-grade municipal securities and Eligible Securities, (as such is defined in the Prospectus), respectively, the interest on which is deemed exempt from federal income tax. (The term "municipal securities" is discussed below.)

    REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The value of the underlying securities will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Board of Directors monitors the creditworthiness of parties with which the Fund enters into repurchase agreements.

    While the Fund has no plans to do so during the current year, it may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

                              MUNICIPAL SECURITIES

    Municipal securities are debt issues of governmental bodies, other than the U.S. government, within the United States, including securities issued by or on behalf of states, territories, and possessions of the United States, by the District of Columbia, and by political subdivisions and their duly constituted agencies and instrumentalities. The interest on these issues generally is not includable in "gross income" for federal income tax purposes, subject, however, to many exceptions and limitations. The purpose of these issues is to obtain funds for various public uses, including the construction, repair, or improvement of various public facilities, such as airports, bridges, highways, housing, hospitals, mass transit, schools, streets, waterworks and sewage systems.

    The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. GENERAL OBLIGATION bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal. REVENUE bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the revenues from a special excise tax or other specific source, but not from general tax revenues. Revenue bonds include tax-exempt industrial revenue bonds that generally do not have the pledge of the credit of the issuer but are supported by revenues from a taxable corporation that operates a facility that was financed by the funds from the bond issue, and the pledge, if any, of real and personal property so financed as security for such payment. There are also a variety of hybrid and special types of municipal securities that have characteristics of both general obligation and revenue bonds.

    Municipal notes are short-term obligations issued to obtain temporary funds for states, cities, municipalities, and municipal agencies. These notes include tax, revenue and bond anticipation notes that provide temporary funds until the anticipated taxes, revenues, or bond proceeds, respectively, are received by the issuer. Other municipal notes include construction loan notes and short-term discount notes. Certain project notes, issued by a state or local housing authority, are secured by the full faith and credit of the United States. Municipal commercial paper consists of very short-term negotiable notes, which provide seasonal working capital needs or interim construction financing. The commercial paper and tax and revenue anticipation notes are paid from general revenues or may be refinanced with long-term debt.

    Legislation to restrict or eliminate the federal income tax exemption for interest on municipal securities has, from time to time, been introduced before Congress. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. In such event, the Fund would re-evaluate its investment objective and submit possible changes in the structure of the Fund for the consideration of the shareholders.

    STANDBY COMMITMENTS. The Fund will only enter into standby commitments in the Money Market Portfolio and solely for the purpose of facilitating portfolio liquidity (including flexibility in disposing of portfolio securities acquired with a view to their disposition prior to their stated maturity). The Fund will not acquire standby commitments with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by the Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund's business relationship with the issuer. The acquisition of a standby commitment will not affect the valuation of the underlying security, which will continue to be valued in accordance with the amortized cost method. The maturity of a municipal security purchased by the Fund will not be considered shortened by any standby commitment to which such security is subject. Therefore, standby commitments will not affect the dollar-weighted average maturity of the Fund's Money Market Portfolio.

                            INVESTMENT RESTRICTIONS

    The policies set forth below are fundamental policies of the Fund and may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

    The Fund may not:

        1. Borrow money in either Portfolio, except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes or to facilitate redemptions and in amounts not exceeding 10% of the total assets of that Portfolio, or mortgage, pledge or hypothecate the assets of any Portfolio except as may be necessary in connection with such borrowings. Securities will not be purchased while borrowings are outstanding.

        2. Purchase equity securities or securities convertible into equity securities.

        3. Engage in the underwriting of securities, except to the extent that the Fund may be deemed an underwriter as to restricted securities under the Securities Act of 1933 in selling portfolio securities.

        4. Invest in real estate, although the Fund may invest in municipal securities secured by real estate or interests therein.

        5. Invest in commodities or commodity contracts or purchase securities of other investment companies.

        6. Make loans to other persons except as provided under "Lending Securities" in the Prospectus or in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid assets do not exceed 10% of the Fund's assets.

        7. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) in any Portfolio if as a result more than 5% of the total assets of that Portfolio would be invested in the securities of such issuer.

        8. Purchase more than 10% of the outstanding publicly issued debt obligations of any issuer, or invest in companies for the purpose of exercising control.

        9. Purchase securities of any issuer (other than agencies and instrumentalities of the U.S. government) having a record of less than three years of continuous operation including predecessors if more than 5% of the Fund's assets would be invested in such securities.

        10. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund, and of the Adviser, who each owns more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such securities.

        11. Purchase securities on margin or sell securities short, or participate on a joint or a joint and several basis in any trading account in securities.

        12. Write, purchase or sell puts (except for standby commitments), calls or combinations thereof or purchase interests in oil, gas or other mineral exploration or development programs or leases.

        13. Invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry.

    If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

                             DIRECTORS AND OFFICERS


NAME, ADDRESS AND AGE               POSITION WITH FUND       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------------------------  ---------------------  ----------------------------------------------
*Jean Bernhard Buttner              Chairman of the Board  Chairman, President and Chief Executive
 Age 63                             of Directors,          Officer of Value Line, Inc. (the "Adviser")
                                    President and Chief    and Value Line Publishing, Inc. Chairman of
                                    Executive Officer      the Value Line Funds and Value Line
                                                           Securities, Inc. (the "Distributor").
 John W. Chandler                   Director               Consultant, Academic Search Consultation
 2801 New Mexico Ave., N.W.                                Service, Inc.; Trustee Emeritus and Chairman
 Washington, DC 20007                                      (1993-1994) of Duke University; President
 Age 74                                                    Emeritus, Williams College.
*Leo R. Futia                       Director               Retired Chairman and Chief Executive Officer
 201 Park Avenue South                                     of The Guardian Life Insurance Company of
 New York, NY 10003                                        America and Director since 1970. Director
 Age 78                                                    (Trustee) of The Guardian Insurance & Annuity
                                                           Company, Inc., Guardian Investor Services
                                                           Corporation and the Guardian-sponsored mutual
                                                           funds.
 David H. Porter                    Director               President of Skidmore College; Director of
 813 North Broadway                                        Adirondack Trust Company.
 Saratoga Springs, NY 12866
 Age 62
 Paul Craig Roberts                 Director               Chairman, Institute for Political Economy,;
 505 S. Fairfax Street                                     Director, A. Schulman Inc. (plastics).
 Alexandria, VA 22320
 Age 59
 Nancy-Beth Sheerr                  Director               Chairman, Radcliffe College Board of Trustees.
 1409 Beaumont Drive
 Gladwyne, PA 19035
 Age 49
 Charles Heebner                    Vice President         Senior Portfolio Manager
 Age 62
 Raymond S. Cowen                   Vice President         Assistant Research Director with the Adviser.
 Age 76

                                   DIRECTORS AND OFFICERS--(CONTINUED)

NAME, ADDRESS AND AGE               POSITION WITH FUND        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
----------------------------------  ---------------------  ----------------------------------------------
 David T. Henigson                  Vice President,        Vice President, Director and Compliance
 Age 40                             Secretary and          Officer of the Adviser. Director and Vice
                                    Treasurer              President of the Distributor.

------------------------
* "Interested" Director as defined in the Investment Company Act of 1940 (the "1940 Act").


Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY.


    Directors and certain officers of the Fund are also directors/trustees and officers of other investment companies for which the Adviser acts as investment adviser. The following table sets forth information regarding compensation of Directors by the Fund and by the Fund and the eleven other Value Line Funds of which each of the Directors is a director or trustee for the fiscal year ended February 28, 1998. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.



                               COMPENSATION TABLE
                      FISCAL YEAR ENDED FEBRUARY 28, 1998



                                                                                         TOTAL
                                                     PENSION OR         ESTIMATED     COMPENSATION
                                                     RETIREMENT          ANNUAL        FROM FUND
                                   AGGREGATE          BENEFITS          BENEFITS        AND FUND
                                 COMPENSATION      ACCRUED AS PART        UPON          COMPLEX
NAME OF PERSON                     FROM FUND      OF FUND EXPENSES     RETIREMENT      (12) FUNDS
------------------------------  ---------------  -------------------  -------------  --------------
Jean B. Buttner...............     $     -0-                N/A               N/A      $      -0-
John W. Chandler..............         2,968                N/A               N/A          35,620
Leo R. Futia..................         2,718                N/A               N/A          32,620
David H. Porter...............           553                N/A               N/A           6,633
Paul Craig Roberts............         2,968                N/A               N/A          35,620
Nancy-Beth Sheerr.............         2,968                N/A               N/A          35,620



    As of February 28, 1998, no person owned of record or, to the knowledge of the Trust, owned beneficially, 5% or more of the outstanding shares of either the High-Yield Portfolio or the Money Market Portfolio except William E. Dorion and Elaine H. Dorion, 8363 Creedmore South Dr., Warrenton, VA 20187, who owned 974,637 shares of the Money Market Portfolio representing 5.72% of the outstanding shares. At February 28, 1998, the Adviser and/or affiliated companies owned 112,033 shares of the High-Yield Portfolio common shares, representing less than 1% of the outstanding shares. At that date officers and directors of the Fund as a group owned 156,559 shares of the High Yield Portfolio, representing less than 1% of the outstanding shares, and 2,515 shares of the Money Market Portfolio, representing less than 1% of the outstanding shares.

                                  THE ADVISER
          (SEE ALSO "MANAGEMENT OF THE FUND" IN THE FUND'S PROSPECTUS)


    The Fund's investment adviser is Value Line, Inc. (the "Adviser"). The investment advisory agreement between the Fund and the Adviser dated August 10, 1988 provides for a monthly advisory fee computed at the annual rate of 1/2 of 1% of the Fund's average daily net assets during the year. The fee is allocated to the Portfolios based on the relative net assets of each. During its fiscal years ended in February 1996, 1997 and 1998, the Fund paid or accrued to the Adviser advisory fees of $1,260,898, $1,145,737 and $1,044,179, respectively.


    The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agent, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund.


    The Adviser acts as investment adviser to 14 other investment companies constituting The Value Line Family of Funds and furnishes investment advisory services to private and institutional accounts with combined assets in excess of $5 billion.



    Certain of the Adviser's clients may have investment objectives similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.


    The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the Portfolios of the Fund. The Adviser has imposed rules upon itself and such persons requiring monthly reports of security transactions for their respective accounts and restricting trading in various types of securities in order to avoid possible conflicts of interest.

                             PORTFOLIO TRANSACTIONS

    Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from whom it appears that the best price and execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. The Fund paid no brokerage commissions in fiscal 1996, 1997 or 1998.


    Transactions are allocated to various dealers by the Adviser in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms.

    Research services furnished by brokers through which the Fund effects securities transactions may be used by the Adviser in advising other funds and accounts it manages and, conversely, research services furnished to the Adviser by brokers in connection with the other funds and accounts it manages may be used by the Adviser in advising the Fund. Since such research services are supplementary to the research efforts of the Adviser and must be analyzed and reviewed by it, the receipt of such information is not expected to materially reduce its overall expenses.

                               HOW TO BUY SHARES
      (SEE ALSO "CALCULATION OF NET ASSET VALUE", "HOW TO BUY SHARES" AND
                 "INVESTOR SERVICES" IN THE FUND'S PROSPECTUS)

    The Fund reserves the right to reduce or waive the minimum purchase requirements in certain cases such as pursuant to payroll deduction plans, etc., where subsequent and continuing purchases are contemplated.

    The Fund has a distribution agreement with Value Line Securities, Inc. (the "Distributor") pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor, a wholly-owned subsidiary of the Adviser, receives no compensation for its services under the agreement. The Distributor also serves as distributor to the other Value Line funds.


    The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its authorized designee accepts the order, in which event customer orders will be priced at the Fund's net asset value next computed after they are accepted by the authorized broker or the broker's authorized designee.


    AUTOMATIC PURCHASES. The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

                           SUSPENSION OF REDEMPTIONS

    The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund under the following conditions authorized by the 1940 Act: (1) for any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or
(b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; and (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.


                                     TAXES

    (SEE "DIVIDENDS AND DISTRIBUTIONS" AND "TAXES" IN THE FUND'S PROSPECTUS)

    The Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code"). During the Fund's last fiscal year, the Fund so qualified. By so qualifying, the Fund is not subject to federal income tax on its net investment income or net realized capital gains which are distributed to shareholders.

    Distributions of net tax-exempt income, in the form of "exempt-interest dividends", are excludable from the shareholder's income for federal income tax purposes (except as provided below) if the Fund qualifies to pay exempt-interest dividends. Distributions of other investment income and any realized short-term capital gains are taxable to shareholders as ordinary income. The Fund does not anticipate that any distributions will be eligible for the dividends-received deduction for corporate shareholders.


    Distributions of realized long-term capital gains are taxable to shareholders as long-term capital gain (including the portion subject to the lower 20% capital gain rate for individuals), regardless of the length of time the shares of the Fund have been held by such shareholders and regardless of whether the distribution is received in cash or is reinvested in additional Fund shares. The computation of net capital gains takes into account any capital loss carryforward of the Fund. For federal income tax purposes the Money Market Portfolio had a capital loss carryover at February 28, 1998, of $31,999 of which $27,649 will expire in 2000, $998 in 2004, $1,285 in 2005 and $2,067 in 2006. To
the extent future capital gains are offset by such capital losses, the Money Market Portfolio does not anticipate distributing any such gains to its shareholders.


    Investments in the Fund generally would not be suitable for non-taxable entities, such as tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts since such investors would not gain any additional federal tax benefit from receiving tax-exempt income.

    The Code may require a shareholder who receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any dividend paid by the Fund which represents income derived from private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person". Moreover, some or all of the Fund's dividends may be a specific preference item or a component of an adjustment item, for purposes of determining federal alternative minimum taxes. Additionally, the receipt of Fund dividends and distributions may affect (1) a corporate shareholder's federal "environmental" tax liability and (2) a Subchapter S corporate shareholder's federal "excess net passive income" tax liability.

    A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Fund. The tax consequences of a sale or redemption depend upon several factors, including the shareholder's tax basis in the shares sold or redeemed and the length of time the shares have been held. Basis in the shares may be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date), or under special rules, an average cost. Under certain circumstances, a loss on the sale or redemption of shares held for six months or less may be treated as a long-term capital loss to the extent that the Fund distributed long-term capital gain dividends on such shares. Moreover, a loss on sale or redemption of Fund shares will be disallowed to the extent the shareholder purchases other shares of the Fund within 30 days before or after the date the shares are sold or redeemed.

    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

    All distributions including distributions of exempt-interest dividends, whether received in Fund shares or cash, must be reported by each shareholder on his federal income tax return. Although exempt-interest dividends are reportable on one's tax return, those dividends are excludable from the investor's taxable income for federal income tax purposes. Under the Code, dividends declared by the Fund in October, November and December of any calendar year, and payable to shareholders of record in such month, shall be deemed to have been received by the shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

    A distribution by the Fund reduces the Fund's net asset value per share. Such a distribution may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at the time at the net asset value per share includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a return of capital upon the distribution which may nevertheless be taxable to them.

    For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information, taxable dividends, distributions of capital gains and redemption proceeds paid by the Fund may be subject to a 31% federal income tax withholding requirement. If the withholding provisions are applicable, any such dividends or capital gains distributions to these shareholders, whether taken in cash or reinvested in additional Fund shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

    The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) and is not intended to be a complete discussion of all federal tax consequences. Shareholders are advised to consult with their tax advisors concerning the application of federal, state and local taxes to investments in the Fund.

                                PERFORMANCE DATA

    From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual total return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund may also advertise aggregate total return information for different periods of time.

    A portfolio's average annual total return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:


                                      n
                              P(1 + T)  = ERV



Where:     P     =  a hypothetical initial purchase order of $1,000
           T     =  average annual total return
           n     =  number of years
           ERV   =  ending redeemable value of the hypothetical $1,000 purchase at the end of the period.

    Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

    As stated in the Prospectus, the Fund may also quote its current yield in advertisements and investor communications. The yield computation for the Money Market Portfolio is described in the Prospectus.

    The yield computation for the High-Yield Portfolio is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

              a - b      6
Yield = 2[(   ------   +1)  -1]
                cd

where:     a     =  dividends and interest earned during the period (calculated as required by the Securities and Exchange Commission);
           b     =  expenses accrued for the period (net of reimbursements);
           c     =  the average daily number of shares outstanding during the period that were entitled to receive dividends;
           d     =  the maximum offering price per share on the last day of the period.

    The above formula will be used in calculating quotations of yield, based on specified 30-day periods identified in advertising by the Fund.

    The Fund may also, from time to time, include a reference to its current quarterly or annual distribution rate in investor communications and sales literature preceded or accompanied by a Prospectus, reflecting the amounts actually distributed to shareholders which could include capital gains and other items of income not reflected in the Fund's yield, as well as interest and dividend income received by the Fund and distributed to shareholders (which is reflected in the Fund's yield).

    All calculations of the Fund's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate is determined by dividing the distributions declared during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure. In calculating its distribution rate, the Fund uses the same assumptions that apply to its calculation of yield. The distribution rate does not reflect capital appreciation or depreciation in the price of the Fund's shares and should not be considered to be a complete indicator of the return to the investor on his investment.

    The Fund's current yield, distribution rate and total return may be compared to relevant indices, including U.S. tax-exempt bond indices and data from Lipper Analytical Services, Inc., or Standard & Poor's Indices. From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

                             ADDITIONAL INFORMATION

EXPERTS

    The financial statements of the Fund and the financial highlights included in the Fund's Annual Report to Shareholders and incorporated by reference in this Statement of Additional Information have been so incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

CUSTODIAN

    The Fund employs State Street Bank and Trust Company, Boston, MA as custodian for the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

                              FINANCIAL STATEMENTS


    The Fund's financial statements for the year ended February 28, 1998, including the financial highlights for each of the five fiscal years in the period ended February 28, 1998 appearing in the 1998 Annual Report to Shareholders and the report thereon of Price Waterhouse LLP, independent accountants, appearing therein, are incorporated by reference in this Statement of Additional Information.



    The Fund's 1998 Annual Report to Shareholders is enclosed with this Statement of Additional Information.


                                SECURITY RATINGS

RATINGS OF MUNICIPAL SECURITIES

    MOODY'S INVESTORS SERVICE, INC. Aaa-- the "best quality". Aa--"high quality by all standards", but margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. A--"upper medium grade obligations". Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Baa--"medium grade"; neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; lack outstanding investment characteristics and in fact may have speculative characteristics as well.

    STANDARD & POOR'S RATINGS SERVICES. AAA--"obligations of the highest quality". AA-- issues with investment characteristics "only slightly less marked than those of the prime quality issues." A--"the third strongest capacity for payment of debt service". Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional, and stability of the pledged revenues could show some variations because of increased competition or economic influences in revenues. BBB--the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time.


RATINGS OF MUNICIPAL NOTES

    MOODY'S INVESTORS SERVICE, INC. MIG-1: the best quality. MIG-2: high quality, with margins for protection ample although not so large as in the preceding group. MIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

    STANDARD & POOR'S CORPORATION. SP-1: Very strong capacity to pay principal and interest. SP-2: Satisfactory capacity to pay principal and interest.

RATINGS OF COMMERCIAL PAPER

    MOODY'S INVESTORS SERVICE, INC. PRIME-1: highest quality; PRIME-2: higher quality.

    STANDARD & POOR'S CORPORATION. A-1: A very strong degree of safety. A-2:
Strong degree of safety.

RATINGS OF CORPORATIONS

    The Value Line financial strength rating of A++, A+, A or B++ indicates that the company is within the financially strongest one-half of the approximately 3,500 companies followed by the Standard and Expanded Editions of The Value Line Investment Survey.

    The Value Line ratings are based upon computer analysis of a number of key variables that measure (a) financial leverage, (b) business risk and (c) company size plus, in the Standard Editing The Value Line Investment Survey, the judgment of senior analysts regarding factors that cannot be quantified across-the-board for all stocks. The primary variables that are indexed and studied include equity coverage of debt, equity coverage of intangibles, "quick ratio," accounting methods, variability of return, quality of fixed charge coverage, stock price stability, and company size.

                      THE VALUE LINE TAX EXEMPT FUND, INC.
                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.


    a.  Financial Statements
        Included in Part A of this Registration Statement:
         Financial Highlights for each of the ten years in the period ended February 28, 1998.



        Incorporated by reference in Part B of this Registration Statement:*
         Schedule of Investments at February 28, 1998


         Statement of Assets and Liabilities at February 28, 1998


         Statement of Operations for the year ended February 28, 1998


         Statements of Changes in Net Assets for the years ended February 28, 1998 and February 28, 1997


         Financial Highlights for each of the five years in the period ended February 28, 1998

         Notes to Financial Statements
         Report of Independent Accountants

        Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.
----------

* Incorporated by reference from the Annual Report to Shareholders for the year ended February 28, 1998.


    b.  Exhibits
       16.  Calculation of Performance Data--Exhibit 1

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


    As of February 28, 1998, there were 6,601 record holders of the Registrant's Capital Stock ($.01 par value).


ITEM 27.  INDEMNIFICATION.

    Incorporated by reference from Post-Effective Amendment No. 4 (filed with the Commission June 24, 1987).

ITEM 28.  BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

    Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 29.


                                        POSITION WITH
            NAME                         THE ADVISER                            OTHER EMPLOYMENT
----------------------------  ----------------------------------  ---------------------------------------------
Jean Bernhard Buttner         Chairman of the Board,              Chairman of the Board and Chief Executive
                              President and Chief                 Officer of Arnold Bernhard & Co., Inc., 220
                              Executive Officer                   East 42nd Street, New York, NY 10017, and
                                                                  Value Line Publishing, Inc. Chairman of each
                                                                  of the Value Line Funds and Value Line
                                                                  Securities, Inc.

Samuel Eisenstadt             Senior Vice President and Director  -----------------------------------

David T. Henigson             Vice President, Treasurer and       Vice President and a Director of Arnold
                              Director                            Bernhard & Co., Inc. and the Distributor

Howard A. Brecher             Vice President, Secretary and       Vice President, Secretary, Treasurer and a
                              Director                            Director of Arnold Bernhard & Co., Inc.

Harold Bernard, Jr.           Director                            Retired Administrative Law Judge

William S. Kanaga             Director                            Retired Chairman of Arthur Young (now Ernst &
                                                                  Young)

W. Scott Thomas               Director                            Partner, Brobeck, Phleger & Harrison,
                                                                  attorneys, One Market Plaza, San Francisco,
                                                                  CA 94105.

ITEM 29.  PRINCIPAL UNDERWRITERS.


    (a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line Funds, including the Registrant: The Value Line Fund, Inc.; The Value Line Income Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Small-Cap Growth Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line U.S. Multinational Company Fund, Inc.


    (b)

                                      (2)
                                 POSITION AND                     (3)
           (1)                      OFFICES                   POSITION AND
    NAME AND PRINCIPAL          WITH VALUE LINE               OFFICES WITH
     BUSINESS ADDRESS          SECURITIES, INC.                REGISTRANT
--------------------------  -----------------------  ------------------------------
Jean Bernhard Buttner       Chairman of the Board    Chairman of the Board,
                                                     President

David Henigson              Vice President,          Vice President,
                            Secretary, Treasurer     Secretary and Treasurer
                            and Director

Stephen LaRosa              Asst. Vice President     Asst. Treasurer

        The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

    (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

    Value Line, Inc., 220 East 42nd St., New York, NY 10017 for records pursuant to Rule 31a-1(b)(4),(5),(6),(7),(10),(11), Rule 31a-(i). State Street Bank and
Trust Company, c/o NFDS, P.O. Box 419729, Kansas City, MO 64141 for records pursuant to Rule 31a-1(b)(2)(iv), State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 for all other records.

ITEM 31.  MANAGEMENT SERVICES.

    None.

ITEM 32.  UNDERTAKINGS.

    Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                 --------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 15 to the registration statement on Form N-1A (the "Registration Statement") of our report dated April 21, 1998, relating to the financial statements and financial highlights appearing in the February 28, 1998 Annual Report to Shareholders of The Value Line Tax Exempt Fund, Inc., which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the headings "Additional Information" and "Financial Statements" in the Statement of Additional Information.


PRICE WATERHOUSE LLP


1177 Avenue of the Americas
New York, New York
June 23, 1998

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies, that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of June, 1998.


                                           THE VALUE LINE TAX EXEMPT FUND, INC.
                                            By:      /s/ DAVID T. HENIGSON
                                               .................................
                                                      DAVID T. HENIGSON
                                                        Vice President

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


                 SIGNATURES                                        TITLE                            DATE
---------------------------------------------  ---------------------------------------------  -----------------

              * JEAN B. BUTTNER                Chairman and Director; President; Chief            June 23, 1998
              (JEAN B. BUTTNER)                  Executive Officer

             * JOHN W. CHANDLER                Director                                           June 23, 1998
             (JOHN W. CHANDLER)

               * LEO R. FUTIA                  Director                                           June 23, 1998
               (LEO R. FUTIA)

              *DAVID H. PORTER                 Director                                           June 23, 1998
              (DAVID H. PORTER)

            * PAUL CRAIG ROBERTS               Director                                           June 23, 1998
            (PAUL CRAIG ROBERTS)

             * NANCY BETH SHEERR               Director                                           June 23, 1998
             (NANCY BETH SHEERR)

                /s/DAVID T. HENIGSON           Secretary and Treasurer:Principal
 ............................................    Financial and Accounting Officer
             (DAVID T. HENIGSON)


* By      /s/ DAVID T. HENIGSON
    .................................

          (DAVID T. HENIGSON,
            Attorney-in-fact)